Page 2. of 2. pages


                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


             Date of Report ( Date of earliest event reported) May 31, 1996


                          CASCADE COMMUNICATIONS CORP.
             (Exact name of registrant as specified in its charter)


             Delaware                              04-3099677
(State or other jurisdiction of            (I.R.S. employer identification no.)
           incorporation or organization)

         5 Carlisle Road                                            01886
       Westford, Massachusetts                                      (Zip code)
(Address of principal executive offices)

                                 0-24578
                            (Commission File Number)

      Registrant's telephone number, including area code: (508) 692-2600

Total number of sequentially numbered pages in this filing, including exhibits thereto: 2


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Item 5  Other Events

The Registrant effected a two-for-one stock split in the form of a one-for-one stock dividend on May 30, 1996, which stock split in the form of a dividend was paid to stockholders of record of the Registrant on May 21, 1996.




                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               Cascade Communications Corp.
                               (Registrant)



Date:    June 6, 1996         /s/______________________________
                                Paul E. Blondin
                                Vice President of Finance and Administration, Chief Financial Officer, Treasurer and Secretary
                               (Principal Financial and Accounting Officer)



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